Exhibit 99.1

Entegris Reports Fourth-Quarter and Full-Year Results;

$100 Million Share Repurchase Authorization Announced

•	Quarterly revenue of $266.8 million

•	GAAP net income of $17.6 million, or $0.12 per diluted share; Non-GAAP net income of $28.8 million, or $0.20 per diluted share

•	Generated $52.2 million in Cash from Operations

BILLERICA, Mass., February 9, 2016 – Entegris, Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s fourth quarter and fiscal year ended December 31, 2015.

The Company recorded fourth-quarter sales of $266.8 million. Fourth-quarter net income of $17.6 million, or $0.12 per diluted share, included amortization of intangible assets of $11.4 million and aggregated acquisition and integration-related costs of $ 5.6 million associated with the April 30, 2014 acquisition of ATMI, Inc. Non-GAAP net income was $ 28.8 million, or $0.20 per diluted share.

Fiscal 2015 sales were $1.1 billion and compared to sales of $962.1 million in fiscal 2014. Net income for fiscal 2015 was $80.3 million which included amortization of intangible assets of $47.3 million and aggregated acquisition and integration-related costs of $12.7 million associated with the acquisition of ATMI, Inc. Net income of $0.57 per diluted share compared to net income of $0.06 per diluted share a year earlier. On a non-GAAP basis, net income per diluted share in fiscal 2015 was $0.85 compared with net income per diluted share of $0.69 for the year earlier.

Bertrand Loy, president and chief executive officer, said: “The fourth quarter was a strong finish to a transformational year for Entegris. We are pleased with our fourth-quarter sales of $266.8 million, particularly in light of softening trends in the semiconductor industry. Non-GAAP earnings per share of $0.20 reflected a lower gross margin which was offset by a favorable tax rate. Gross margin was primarily impacted by lower manufacturing volumes as we aggressively drove a reduction of our inventory levels, as well as accelerated customer qualification activity related to the i2M ramp. The 8 percent reduction of inventories helped us generate near record cash from operations in the quarter.”

Mr. Loy added: “For the year, we grew our top line on a constant currency basis in excess of our markets, in spite of a difficult industry environment. We generated $121 million of cash from operations, and grew our Non-GAAP earnings per share by 23 percent to a record high. We are particularly pleased with these results in a year in which we completed an effective integration of ATMI, accelerated our new product development activity, and repaid $100 million of our debt.”

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q4-2015	Q4-2014	Q3-2015
Net sales	$266,786	$271,633	$270,253
Operating income	20,116	20,815	31,066
Operating margin	7.5%	7.7%	11.5%
Net income	$17,573	$9,312	$23,403
Diluted earnings per share (EPS)	$0.12	$0.07	$0.17

Non-GAAP adjusted operating income	$37,141	$42,056	$44,814
Non-GAAP adjusted operating margin	13.9%	15.5%	16.6%
Non-GAAP net income	$28,822	$23,818	$32,444
Non-GAAP diluted EPS	$0.20	$0.17	$0.23

First-Quarter Outlook

For the fiscal first quarter ending April 2, 2016 the Company expects sales of $250 million to $265 million, net income of $11 million to $16 million, and net income per diluted share between $0.08 to $0.12 per share. On a non-GAAP basis, EPS is expected to range from $0.13 to $0.17 per diluted share, which reflects net income on a non-GAAP basis in the range of $19 million to $24 million, which is adjusted for expected amortization expense of approximately $11.2 million or $0.05 per share.

Share BuyBack Authorization Announced

Entegris announced that the Company’s Board of Directors has authorized the repurchase of up to $100 million of its common stock. The purchases will occur in open market transactions from time to time depending on market conditions or in accordance with a repurchase plan under SEC Rule 10b5-1.

This authorization does not obligate the Company to repurchase any dollar amount or number of shares of common stock. This authorization is in effect until February 2017 and may be suspended or discontinued at any time.

Segment Results

The Company reports its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high-temperature applications.

EM provides high-performance materials and specialty gas management solutions that enable high-yield, cost-effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

Fourth-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the fourth quarter and fiscal year on Tuesday, February 9, 2016, at 10:00 a.m. Eastern Time. Participants should dial 785-424-1675 or toll-free 888-632-3384, referencing confirmation code 2412795. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting February 9, 2016 at 1:00 p.m. (ET) until Monday, March 17, 2016. The replay can be accessed by using passcode 2412795 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. On April 30, 2014, Entegris acquired Danbury, CT-based ATMI, Inc. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statements of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

In addition we have included pro forma segment net sales and segment profit for the Critical Materials Handling and Electronic Materials business segments for the twelve months ended December 31, 2014. Our pro forma presentation includes transactions (i) recorded by ATMI, Inc. prior to its merger with the Company and (ii) as if those business segments were configured during those prior periods to include the businesses included in those segments during the twelve months ended December 31, 2014. We have provided this non-GAAP pro forma information to provide investors with comparative historical context for the performance of these business segments during the twelve months ended December 31, 2014. Footnotes to the Historical Non-GAAP Pro Forma Segment Information table provided elsewhere in this release reconcile this information to the corresponding GAAP information.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, Entegris’ ability to successfully integrate the ATMI business and achieve anticipated synergies, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Additional Risks Related to Our Business,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2014, filed with the U.S Securities and Exchange Commission on February 26, 2015, the discussion appearing in Part II, Item 1A of our Quarterly Report on Form 10–Q for the fiscal period ended September 26, 2015, filed with the U.S Securities and Exchange Commission on October 29, 2015, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	December 31, 2015	December 31, 2014	September 26, 2015
Net sales	$266,786	$271,633	$270,253
Cost of sales	157,488	153,713	153,943

Gross profit	109,298	117,920	116,310
Selling, general and administrative expenses	51,024	58,879	46,730
Engineering, research and development expenses	26,717	26,013	26,841
Amortization of intangible assets	11,441	12,213	11,673

Operating income	20,116	20,815	31,066
Interest expense, net	9,694	9,772	9,201
Other (income) expense, net	(3,889)	1,088	(5,624)

Income before income tax (benefit) expense and equity in net loss of affiliates	14,311	9,955	27,489
Income tax (benefit) expense	(4,731)	440	4,018
Equity in net loss of affiliates	1,469	203	68

Net income	$17,573	$9,312	$23,403

Basic net income per common share:	$0.13	$0.07	$0.17
Diluted net income per common share:	$0.12	$0.07	$0.17

Weighted average shares outstanding:
Basic	140,567	139,601	140,555
Diluted	141,433	140,433	141,317

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Twelve months ended
	December 31, 2015	December 31, 2014
Net sales	$1,081,121	$962,069
Cost of sales	610,890	585,386

Gross profit	470,231	376,683
Selling, general and administrative expenses	198,914	231,833
Engineering, research and development expenses	105,900	87,711
Amortization of intangible assets	47,349	37,067
Contingent consideration fair value adjustment	—	(1,282)

Operating income	118,068	21,354
Interest expense, net	38,238	32,019
Other (income) expense, net	(12,355)	2,727

Income (loss) before income tax expense (benefit) and equity in net loss of affiliates	92,185	(13,392)
Income tax expense (benefit)	10,202	(21,572)
Equity in net loss of affiliates	1,687	293

Net income	$80,296	$7,887

Basic net income per common share:	$0.57	$0.06
Diluted net income per common share:	$0.57	$0.06

Weighted average shares outstanding:
Basic	140,353	139,311
Diluted	141,121	140,062

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$349,825	$389,699
Short-term investments	2,181	4,601
Accounts receivable, net	141,409	153,961
Inventories	173,176	163,125
Deferred tax assets, deferred tax charges and refundable income taxes	18,943	30,556
Other current assets	25,228	23,713

Total current assets	710,762	765,655

Property, plant and equipment, net	321,301	313,569

Goodwill	342,111	340,743
Intangible assets	258,942	308,554
Deferred tax assets – non-current	7,771	5,068
Other assets	17,053	28,502

Total assets	$1,657,940	$1,762,091

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$50,000	$100,000
Accounts payable	36,916	57,417
Accrued liabilities	75,859	91,551
Income tax payable and deferred tax liabilities	12,775	13,552

Total current liabilities	175,550	262,520

Long-term debt, excluding current maturities	617,287	666,796
Other liabilities	62,220	84,334
Shareholders’ equity	802,883	748,441

Total liabilities and shareholders’ equity	$1,657,940	$1,762,091

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Twelve months ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operating activities:
Net income	$17,573	$9,312	$80,296	$7,887
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,225	13,632	54,305	46,637
Amortization	11,441	12,213	47,349	37,067
Stock-based compensation expense	2,913	2,374	11,033	8,887
Charge for fair value mark-up of acquired inventory sold	—	—	—	48,586
Provision for deferred income taxes	(15,907)	(15,934)	(13,313)	(44,716)
Other	(1,999)	4,692	(14,101)	11,728
Changes in operating assets and liabilities:
Trade accounts and notes receivable	43,232	16,454	5,212	(4,845)
Inventories	12,880	(3,530)	(26,670)	(11,608)
Accounts payable and accrued liabilities	(41,262)	(13,581)	(28,686)	14,348
Income taxes payable and refundable income taxes	8,602	14,128	4,955	10,975
Other	520	(4,557)	538	1,477

Net cash provided by operating activities	52,218	35,203	120,918	126,423

Investing activities:
Acquisition of property and equipment	(16,281)	(13,720)	(71,977)	(57,733)
Acquisition of business, net of cash acquired	—	—	—	(809,390)
Proceeds from sale and maturities of investments	5,581	2,582	7,692	13,778
Other	300	2,315	647	(6,950)

Net cash used in investing activities	(10,400)	(8,823)	(63,638)	(860,295)

Financing activities:
Payments on long-term debt	—	(26,150)	(100,000)	(88,650)
Proceeds from long-term debt	—	—	—	855,200
Payments for debt issue costs	—	—	—	(20,747)
Issuance of common stock	1,656	1,854	4,264	3,559
Taxes paid related to net share settlement of equity awards	(50)	(189)	(2,508)	(2,479)
Other	4,792	2	5,457	765

Net cash provided by (used in) financing activities	6,398	(24,483)	(92,787)	747,648

Effect of exchange rate changes on cash	548	(2,691)	(4,367)	(8,503)

Increase (decrease) in cash and cash equivalents	48,764	(794)	(39,874)	5,273
Cash and cash equivalents at beginning of year	301,061	390,493	389,699	384,426

Cash and cash equivalents at end of year	$349,825	$389,699	$349,825	$389,699

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Twelve months ended
Net sales	December 31, 2015	December 31, 2014	September 26, 2015	December 31, 2015	December 31, 2014
Critical Materials Handling	$163,567	$166,207	$166,043	$671,331	$653,964
Electronic Materials	103,219	105,426	104,210	409,790	308,105

Total net sales	$266,786	$271,633	$270,253	$1,081,121	$962,069

	Three months ended			Twelve months ended
Segment profit	December 31, 2015	December 31, 2014	September 26, 2015	December 31, 2015	December 31, 2014
Critical Materials Handling	$33,030	$31,264	$37,109	$155,212	$138,379
Electronic Materials	21,953	30,393	23,919	94,653	90,121

Total segment profit	54,983	61,657	61,028	249,865	228,500
Charge for fair value mark-up of acquired inventory	—	—	—	—	48,586
Amortization of intangibles	11,441	12,213	11,673	47,349	37,067
Contingent consideration fair value adjustment	—	—	—	—	(1,282)
Unallocated expenses	23,426	28,629	18,289	84,448	122,775

Total operating income	$20,116	$20,815	$31,066	$118,068	$21,354

Entegris, Inc. and Subsidiaries

Historical Non-GAAP Pro Forma Segment Information

(In thousands)

(Unaudited)

	Twelve Months Ended
Segment Net Sales (a)	December 31, 2014 As Reported	December 31, 2014 Pro Forma(1)
Critical Materials Handling	$653,964	$667,154
Electronic Materials	308,105	409,180

Total segment net sales	$962,069	$1,076,334

Segment profit (b)
Critical Materials Handling	$138,379	$142,413
Electronic Materials	90,121	117,114

Total segment profit	$228,500	$259,527

(1)The above pro forma results include the addition of ATMI, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on April 30, 2014 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the Condensed Consolidated Statements of Operations to better facilitate the assessment and measurement of the Company’s operating performance.

The above GAAP to Non-GAAP Pro Forma Segment Information is reconciled to the Company’s GAAP figures for the quarters ended December 31, 2014 in the following footnotes.

(a)	The above pro forma segment sales include amounts for the year ended December 31, 2014 representing the Company’s previously reported sales plus the sales of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014 as such sales are not included in the Company’s financial statements. CMH sales made by ATMI Inc. prior to the merger were $13.2 million for the year ended December 31, 2014. EM sales made by ATMI Inc. prior to the merger were $101.1 million for the year ended December 31, 2014.

(b)	The above pro forma segment profit figures include amounts for the year ended December 31, 2014 representing the Company’s previously reported segment profit figures plus the segment profit of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014, as such segment profits are not included in the Company’s financial statements. CMH profits made by ATMI Inc. prior to the merger were $4.0 million for the year ended December 31, 2014. EM profits made by ATMI Inc. prior to the merger were $27.0 million for the year ended December 31, 2014.

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended December 31, 2015			Twelve months ended December 31, 2015
	U.S. GAAP	Adjustments	Non-GAAP	U.S. GAAP	Adjustments	Non- GAAP
Net sales	$266,786	$—	$266,786	$1,081,121	$—	$1,081,121
Cost of sales	157,488	—	157,488	610,890	—	610,890

Gross profit	109,298	—	109,298	470,231	—	470,231
Selling, general and administrative expenses (a)	51,024	(5,584)	45,440	198,914	(12,667)	186,247
Engineering, research and development expenses	26,717	—	26,717	105,900	—	105,900
Amortization of intangible assets (b)	11,441	(11,441)	—	47,349	(47,349)	—

Operating income	20,116	(17,025)	37,141	118,068	(60,016)	178,084
Interest expense, net	9,694	—	9,694	38,238	—	38,238
Other income, net (c)	(3,889)	3,414	(475)	(12,355)	2,847	(9,508)

Income before income tax (benefit) expense and equity in net loss of affiliates	14,311	(13,611)	27,922	92,185	(57,169)	149,354
Income tax (benefit) expense (d)	(4,731)	3,760	(971)	10,202	18,248	28,450
Equity in net loss of affiliates (e)	1,469	(1,398)	71	1,687	(1,398)	289

Net income	$17,573	$(11,249)	$28,822	$80,296	$40,319	$120,615

Basic income per common share:	$0.13	$0.08	$0.21	$0.57	$0.29	$0.86
Diluted income per common share:	$0.12	$0.08	$0.20	$0.57	$0.29	$0.85
Weighted average shares outstanding:
Basic	140,567	140,567	140,567	140,353	140,353	140,353
Diluted	141,433	141,433	141,433	141,121	141,121	141,121

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to better facilitate the assessment and measurement of the Company’s operating performance.

a)	Selling, general and administrative expense for the three and twelve months ended December 31, 2015 is adjusted for $5.6 million and $12.7 million, respectively, for integration costs related to the ATMI acquisition.

b)	Amortization expense for the three and twelve months ended December 31, 2015 is adjusted for $11.4 million and $47.3 million, respectively, for amortization expense related to the ATMI and prior acquisitions.

c)	Other income, net for the three and twelve months ended December 31, 2015 is adjusted for $2.0 million and $1.4 million, respectively, for net gain on impairment or sale of investments.

d)	Income tax (benefit) expense for the three and twelve months ended December 31, 2015 is adjusted for $3.8 million and $18.2 million, respectively, related to the adjustments noted above and items related to the ATMI acquisition and other matters.

e)	Equity in net loss of affiliates for the three and twelve months ended December 31, 2015 is adjusted for $1.4 million and $1.4 million, respectively, related to the impairment of an equity investment.

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2015	December 31, 2014	September 26, 2015	December 31, 2015	December 31, 2014
Net sales	$266,786	$271,633	$270,253	$1,081,121	$962,069

Net income	$17,573	$9,312	$23,403	$80,296	$7,887
Adjustments to net income:
Equity in net loss of affiliates	1,469	203	68	1,687	293
Income tax (benefit) expense	(4,731)	440	4,018	10,202	(21,572)
Interest expense, net	9,694	9,772	9,201	38,238	32,019
Other (income) expense, net	(3,889)	1,088	(5,624)	(12,355)	2,727

GAAP – Operating income	20,116	20,815	31,066	118,068	21,354
Charge for fair value mark-up of acquired inventory sold	—	—	—	—	48,586
Transaction-related costs	—	—	—	—	26,776
Deal costs	—	—	—	—	9,125
Integration costs	5,584	9,028	2,075	12,667	19,652
Contingent consideration fair value adjustment	—	—	—	—	(1,282)
Amortization of intangible assets	11,441	12,213	11,673	47,349	37,067

Adjusted operating income	37,141	42,056	44,814	178,084	161,278
Depreciation	14,225	13,632	13,356	54,305	46,637

Adjusted EBITDA	$51,366	$55,688	$58,170	$232,389	$207,915

Adjusted operating margin	13.9%	15.5%	16.6%	16.5%	16.8%
Adjusted EBITDA – as a % of net sales	19.3%	20.5%	21.5%	21.5%	21.6%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2015	December 31, 2014	September 26, 2015	December 31, 2015	December 31, 2014
GAAP net income	$17,573	$9,312	$23,403	$80,296	$7,887
Adjustments to net income:
Charge for fair value mark-up of acquired inventory sold	—	—	—	—	48,586
Transaction-related costs	—	—	—	—	26,776
Deal costs	—	—	—	—	13,288
Integration costs	5,584	9,028	2,075	12,667	19,510
Contingent consideration fair value adjustment	—	—	—	—	(1,282)
Net (gain) loss on impairment or sale of investments	(2,016)	1,710	(50)	(1,449)	1,710
Amortization of intangible assets	11,441	12,213	11,673	47,349	37,067
Tax effect of adjustments to net income	(3,760)	(8,445)	(4,657)	(18,248)	(56,819)

Non-GAAP net income	$28,822	$23,818	$32,444	$120,615	$96,723

Diluted earnings per common share	$0.12	$0.07	$0.17	$0.57	$0.06
Effect of adjustments to net income	$0.08	$0.10	$0.06	$0.29	$0.63
Diluted non-GAAP earnings per common share	$0.20	$0.17	$0.23	$0.85	$0.69

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